UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         November 5, 2001

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Third Quarter, 2001 Earnings Release

On November 2, 2001, Tellabs, Inc. ("Tellabs") announced its plans to accelerate development of the TITAN® 6100 metro dense wavelengh-division multiplexing platform by discontinuing the TITAN 6700 optical switch and redeploying people and resources to the TITAN 6100 system. Further details are contained in the press release of Tellabs, Inc., dated November 2, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated November 2, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                      (Registrant)

                             /s James A. Dite
                         James A. Dite
                                                 Vice President and Controller
                                                   (Principal Accounting Officer)

November 5, 2001
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated November 2, 2001.